SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 6, 2022

Date of Report (Date of earliest event reported)

UNITY BANK EMPLOYEES’ SAVINGS AND PROFIT SHARING PLAN AND TRUST

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant

(a) On December 6, 2022, Unity Bank (“the Bank”), a subsidiary of Unity Bancorp, Inc. (the “Company”), dismissed CliftonLarsonAllen LLP (“CLA”) as the independent auditor of the Unity Bank Employees’ Savings and Profit Sharing Plan and Trust (“the Plan”). The decision to dismiss CLA was approved by the Audit Committee of the Board of Directors of the Company.

During the years ended December 31, 2021 and 2020 and through December 6, 2022, (i) there were no disagreements with CLA on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of CLA would have caused CLA to make reference to the subject matter of the disagreement in their reports on the Plan’s financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan has provided CLA a copy of the foregoing statements and requested a letter from CLA to the Securities and Exchange Commission stating whether CLA agrees with the above statements. A copy of that letter, dated December 6, is attached as Exhibit 16.1 to this Form 8-K.

(b) On December 6, 2022, the Plan appointed Caron & Bletzer, PLLC (“Caron & Bletzer”) as independent registered public accounting firm for the Plan’s fiscal year ended December 31, 2022. The appointment was approved by the Audit Committee of the Board of Directors of the Company. During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim period prior to the engagement of Caron & Bletzer, the Plan, nor the company, as the Plan’s sponsor, nor anyone acting on behalf of the Plan or the Company, consulted with Caron & Bletzer regarding the application of principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Plan’s financial statements, or any other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1	Letter from CLA LLP to the Securities and Exchange Commission dated December 6, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: December 6, 2022
	By:	/s/ Bridget Walsh
Bridget Walsh
Plan Administrator First Vice President and Director of Human Resources